Logic Company Limited
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                                                        Agreement No............

                          LogicFix Gold Computer System
                        Maintenance and Repair Agreement

                                                      Made at Logic Co., Ltd.
                                                      No. 202, Nanglinchi Road,
                                                      CDG House
                                                      Chongnonsi, Yannawa,
                                                      Bangkok

                                              on the 1st date of September, 1998

     This Agreement is made between King Power Tax Free Co., Ltd. by Mr. Viratana Suntaranond, authorized to sign in obligation of the Company, office located at No. 989, 26th-27th Floors, Siam Tower, Rama I Road, Phayathai, Pathumwan, Bangkok 10330, hereinafter called, "Employer"; and Logic Co., Ltd., by Mr. Trairat Jaisamran and Miss Netchanok Tangsupanich, authorized to sign in obligation of the Company, office located at No. 202, Nanglinchi Road, CDG House, Chongnonsi, Yannawa, Bangkok 10120, hereinafter called "Contractor". Both parties have agreed as follows:

     Section 1. The Employer agrees to hire and the Contractor agrees to be hired to provide a LogicFix Gold computer system maintenance and repair service contract as specified in Appendix 1, installed on the 26th-27th floors, No. 989, Siam Tower, Rama I Road, Phayathai, Pathumwan, Bangkok 10330, Tel: 658-0020-49

     Section 2. The Employer agrees to pay Bt203,648.00 (Two Hundred and Three Thousand, Six Hundred and Forty-Eight Baht Only) to the Contractor as service fees for the 2nd-4th years. Payment shall be made in installments -- 3 (three) installments a year -within 30 (thirty) days from the date of sending the invoice and Service Report to the Employer. The Employer agrees bear valueadded taxes.


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     In case of late  payment,  if the  Employer  fails to make  payment  by the period later fixed by the Contractor, the Employer agrees to pay interest on overdue service fees along with other expenses at the rate of 3 (three) percent per month.

     Section 3. This Agreement shall be enforced from the................date of
 ..................to the........date of .............., totalling 48 months
  (4 years.)

     Section 4. The scope of service by the Contractor is as follows:

               4.1 The Contractor shall provide maintenance services and repair the computer system under this Agreement upon the Employer' request at the site specified in Section 1.

               4.2 The Contractor shall provide a service to the Employer under this Agreement during the Contractor's working days and hours as specified in Appendix 1.

               4.3 The Contractor shall provide consultation services in the maintenance and repairs of the computer system under this Agreement to the Employer through telephone, facsimile, electronic mail upon the Employer's request depending on the nature of problems and equipment.

               4.4  If the  Employer's  computer  system  under  this  Agreement
                    breaks  down,  the  Contractor   shall  assign  one  of  his
                    employees to provide consultation through telephone by:

                    4.4.1 In case the whole system breaks down and cannot function, the Contractor shall provide an immediate consultation.

                    4.4.2 In case of a breakdown in which the system can still function but not completely, the Contractor shall provide a consultation in 2 hours from the time of notification.

                    4.4.3  In case of  a  slight   defect  not   affecting   the
                           Employer's work, the Contractor shall provide a consultation in 4 hours from the time of notification.

               4.5 In case the Employer's computer system under this Agreement breaks down and the Employer wants the Contractor to repair it, the Contractor shall send its officers to repair it by:


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                    4.5.1  In case the  whole  system  breaks  down  and  cannot function, the Contractor shall send its officer to repair in 4 hours from the time of notification.

                    4.5.2 In case of a breakdown in which the system can still function but not completely, the Contractor shall send its officer to repair in 1 day from the time of notification.

                    4.5.3  In  case of  a  slight  defect  not   affecting   the
                           Employer's work, the Contractor shall send its officer to repair at the time both parties are comfortable.

          4.6 The Contractor shall hand over part of the manufacturer's program to correct the patches to the Employer upon request if the manufacturer allows the Contractor to disseminate and/or distribute, give away the said program. The Employer has the right to ask the Contractor to install such part of the program for the Employer.

          4.7 The Contractor shall hand over a Solaris new version of Enhancement Release and Maintenance Release which the manufacturer releases to the market and/or allows it to be distributed or given away to the Employer. The Employer has the right to ask the Contractor to install such release for the Employer -one installation per one version -- at the site specified in Section 1.

          4.8 The Contractor shall hand over the Sun Solve Software to the Employer. The Employer has the right to ask the Contractor to install such release for the Employer -- one installation per one version - at the site specified in Section


          4.9 The Contractor shall explain the defect of the system as described by the manufacturer to the Employer if the said information is not classified as confidential by the manufacturer and can be publicized. The Employer can receive such services via an electronic mail in the Internet.

          4.10 The Contractor shall inspect the computer system under this Agreement four times a year. And each PM visit to the 2 sets which requires to shut down the computer system shall be made on Saturday-Sunday.


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     Section 5. The Employer's duties and responsibilities

          5.1 The Employer shall be cooperative to the Contractor while offering services to the Employer under this Agreement.

          5.2 In case the Contractor feels that a defect of the computer system under this Agreement may be caused by other equipment outside this Agreement, the Employer shall coordinate and seek cooperation from a person responsible for the maintenance of that equipment to correct that defect.

          5.3 The Employer shall notify a problem or defect and ask for a service from the Contractor through telephone numbers or hot lines provided by the Contractor as follows:

               Normal business hours (08:00 - 17:00 hours)
               -------------------------------------------
               Telephone         678-0487, 678-0488 and 287-4992
               Facsimile         678-0321
                                 For customers who have purchased
                                 additional services
               Electronic Mail   answering@cdg.co.th
               Outside normal business hours
               -----------------------------
               Telephone         01-4339285
               Pager             (1144)724093,719437

          5.4 Within 15 days after the Agreement signing, the Employer shall specify in writing not more than 5 persons responsible for contacting the Contractor to report a problem and/or ask for a service.

          5.5 To report a problem and/or ask for a service from the Contractor under this Agreement, the Employer shall have to assign only the persons listed in Section 5.4 to contact the Contractor.

               In case the Employer wants to change the persons responsible for contacting the Contractor to report a problem and/or ask for a service, the Employer shall notify in writing of the change along with names of persons newly assigned.

     Section 6. Asking for the following services shall be considered outside the maintenance and repair service agreement:


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          6.2  Administration services such as

               6.2.1 Back up and restore information

               6.2.2 Increase or  decrease   the  number  of  users,   printers,
                     computer system, etc.

               6.2.3 Performance tuning

          6.3 Integration services, for instance, asking the Contractor to install equipment not supplied by the Contractor to integrate with the system which the Contractor offers maintenance and repair service under this Agreement.

          6.4 Damage caused by misuse, accident, natural disaster, riot, war, loss or strange items leaked in to damage the equipment under this Agreement.

          6.5  Damage caused by careless use.

          6.6 Damage caused by disassembling, studying components, repairing, modifying, or trying to modify the equipment without consent in writing from the Contractor.

          6.7 Damage caused by adding other equipment outside the Agreement to integrate with the equipment under this Agreement without consent in writing from the Contractor.

     Section 7. In case the Employer asks for a maintenance service or to correct a defect asides what's agreed upon in this Agreement at the Employer's site stated in Section I and the Contractor can handle that for the Employer, the Employer shall pay time and material service fees to the Contractor who will offer a 15% discount of the normal rate, except travelling expenses of field officers.







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     This Agreement is made in two identical copies.   Both parties  have hereby
read and understood all the statements, and then signed their names and had company seal affixed in the presence of witnesses on the specified date:



              ...................signed......................Employer
                           (Mr. Viratana Suntaranond)
                                    King Power Tax Free Co., Ltd.



              ...................signed......................Contractor
             (Mr. Trairat Jaisamran and Miss Netchanok Tangsupanich)
                                 Logic Co., Ltd.




              ...................signed......................Witness
                          (Miss Somjitr Techaaiemamorn)

              ...................signed......................Witness
                            (Miss Soipetr Mutasintu)